CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Pamela Kiernan, President of DB Hedge Strategies Fund LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: June 8, 2006                /s/ Pamela Kiernan
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                                  Pamela Kiernan, President
                                  (principal executive officer)


I, Marie Glassman, Treasurer, Principal Financial Officer and Accounting Officer of DB Hedge Strategies Fund LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: June 8, 2006                /s/ Marie Glassman
--------------------------        ----------------------------------------------
                                  Marie Glassman, Treasurer, Principal Financial
                                  Officer and Accounting Officer
                                  (principal financial officer)